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                        SECOND AMENDMENT AND WAIVER DATED
                              AS OF JUNE 25, 2001
                          TO REVOLVING CREDIT AGREEMENT
                            DATED AS OF JUNE 26, 2000

    THIS SECOND AMENDMENT AND WAIVER (this "AMENDMENT"), dated as of June 25, 2001, is entered into between FIRST COMMUNITY BANCORP, a California corporation (the "BORROWER"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation having its principal office at 50 South LaSalle Street, Chicago, Illinois 60675 (the "LENDER").

                                    RECITALS:

    A. The Borrower and the Lender have entered into a Revolving Credit Agreement dated as of June 26, 2000, as amended by the First Amendment dated as of January 12, 2001 (said Revolving Credit Agreement, as so amended, shall hereinafter be referred to as the "Agreement"; the terms defined in the Agreement and not otherwise defined herein shall be used herein as defined in the Agreement).

    B. The Borrower and the Lender wish to (i) amend the Agreement to (a) extend the Maturity Date, (b) amend certain financial covenants and (c) to otherwise amend certain provisions of the Agreement; and (ii) waive certain Events of Default due to non-compliance with certain financial covenants.

    C.  Therefore, the parties hereto agree as follows:

1.  AMENDMENTS TO THE AGREEMENT.

        1.1. SECTION 1.1 OF THE AGREEMENT. SECTION 1.1 of the Agreement is hereby amended as of the date hereof by deleting the date "June 25, 2001" appearing therein and substituting the date "June 24, 2002" therefor.

        1.2. SECTION 5.4(d) OF THE AGREEMENT. SECTION 5.4(d) of the Agreement is hereby deleted in its entirety as of the date hereof and the following substituted therefor:

    "(d) NONPERFORMING ASSETS. All assets of all Subsidiary Banks and other Subsidiaries classified as "non-performing" (which shall include all loans in non-accrual status, more than ninety (90) days past due in principal or interest, restructured or renegotiated, or listed as "other restructured" or "other real estate owned") on the FDIC or other regulatory agency call report shall not exceed at any time three and one-half percent (3.5%) through and including December 31, 2001, and three percent (3.0%) thereafter, of the total loans of the Borrower and its Subsidiaries, all calculated on a consolidated basis."

        1.3. SECTION 5.4(e) OF THE AGREEMENT. SECTION 5.4(e) of the Agreement is hereby deleted in its entirety as of the date hereof and the following substituted therefor:

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        "(e)  LOAN LOSS RESERVE RATIO.  Borrower shall maintain at all times on a consolidated basis a ratio of loan loss reserves to non-performing loans of not less than seventy-five percent (75%)."

        1.4. SECTION 5.4(f) OF THE AGREEMENT. Section 5.4(f) of the Agreement is hereby deleted in its entirety as of the date hereof and the following substituted therefor:

        "(f) MINIMUM TANGIBLE NET WORTH. Borrower shall maintain a consolidated minimum Tangible Net Worth equal to at least $36,000,000 at all times."

2. WAIVER. The Borrower has advised the Lender that it has not been in compliance with SECTION 5.4(e) (Loan Loss Reserve Ratio) of the Agreement for its fiscal quarter ended March 31, 2001. On the date hereof, as of and through March 31, 2001, the Lender waives compliance by the Borrower with
SECTION 5.4(e). The Lender's waiver of non-compliance with SECTION 5.4(e) of the Agreement is limited to the specific instance of failure to comply which is described above and shall not be deemed a waiver of or consent to any other failure to comply with the terms of SECTION 5.4(e) of the Agreement or any other provisions of the Agreement. Such wavier shall not prejudice or constitute a waiver of any right or remedies which the Lender may have or be entitled to with respect to any other breach of SECTION 5.4(e) or any other provision of the Agreement.

3. WARRANTIES. To induce the Lender to enter into this Amendment, the Borrower warrants that:

        3.1. AUTHORIZATION. The Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby, the Pledge Agreement and the Note.

        3.2. NO CONFLICTS. The execution and delivery of this Amendment, and the performance by the Borrower of its obligations under the Agreement, as amended hereby, the Pledge Agreement and the Note, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

        3.3. VALIDITY AND BINDING EFFECT. The Agreement, as amended hereby, the Pledge Agreement and the Note are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

4.  CONDITIONS PRECEDENT TO AMENDMENTS.  The amendments contemplated by
SECTION 1 and the waiver contemplated by Section 2 hereof are subject to the satisfaction of each of the following conditions precedent:

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        4.1.  DOCUMENTATION.  The Borrower shall have delivered to the Lender all of the following, each duly executed and dated the date hereof or other date satisfactory to the Lender, in form and substance satisfactory to the
Lender:

        (a)  AMENDMENT.  A counterpart of this Amendment.

        (b) RESOLUTIONS. A copy, duly certified by the secretary or an assistant secretary of the Borrower, of (i) resolutions of the Borrower's Board of Directors authorizing or ratifying the execution and delivery of this Amendment and authorizing the borrowings under the Agreement, as amended hereby; (ii) all documents evidencing other necessary corporate action; (iii) all approvals or consents, if any, with respect to this Amendment; and (iv) any and all amendments and modifications to the articles of incorporation and by-laws of the Borrower since June 26, 2000, the date that such articles and by-laws were delivered to the Lender, or, if applicable, certification by said secretary or assistant secretary that there have been no amendments or modifications to the articles of incorporation and the by-laws of Borrower since June 26, 2000 and they are in full force and effect.

        (c) INCUMBENCY CERTIFICATE. A certificate of the secretary or an assistant secretary of the Borrower certifying the names of the Borrower's officers authorized to sign this Amendment and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers.

        (d)  OPINION.   An opinion of counsel to the Borrower, addressed to
the Lender, in substantially the form of EXHIBIT A hereto.

        (e) CERTIFICATE. A certificate of the president or chief financial officer of the Borrower as to the matters set out in SECTIONS 4.2 and 4.3 hereof.

        (f) OTHER. Such other documents as the Lender may reasonably request.

        4.2. NO DEFAULT. After giving effect to the waiver herein, no Event of Default or Unmatured Event of Default under the Agreement shall have occurred and be continuing.

        4.3. WARRANTIES. After giving effect to the waiver herein, the warranties in SECTION 4 of the Agreement and in SECTION 3 of this Amendment shall be true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

5.  GENERAL.

        5.1. EXPENSES. The Borrower agrees to pay the Lender upon demand for all reasonable expenses, including reasonable attorneys' and legal assistants' fees (which attorneys and legal assistants may be employees of the Lender), incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and any document required to be furnished therewith.

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        5.2.  LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

        5.3. SUCCESSORS. This Amendment shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

        5.4. CONFIRMATION OF THE AGREEMENT. The Agreement, as amended hereby, the Note and the Pledge Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

        5.5. REFERENCES TO THE AGREEMENT. Each reference in the Agreement to "this Agreement," "hereunder," "hereof," or words of similar import in instruments or documents provided for in the Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed, respectively, a reference to the Agreement, as amended hereby.

        5.6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute but one and the same Amendment.




                          [SIGNATURE PAGE FOLLOWS.]











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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                       FIRST COMMUNITY BANCORP

                                       By:
                                           -----------------------------------

                                       Title
                                             ---------------------------------

                                       THE NORTHERN TRUST COMPANY

                                       By:
                                           -----------------------------------
                                       Name:  Thomas E. Bernhardt

                                       Title Vice President














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